UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2016

Commission file number 333-151200

FLURIDA GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	3469	26-0688130
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(IRS I.D.)

45-D Butterfield Circle El Paso, TX	79906
(Address of principal executive offices)	(Zip Code)

Issuer's telephone number: (310) 513-0888

N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Flurida Group, Inc. is proud to announce that it has awarded to its new, wholly-owned subsidiary Flurida Appliance, Inc., a Nevada corporation, the right to sell Flurida Group designed appliances manufactured in China by Chuzhou Fuda Mechanical & Electronics Co., Ltd., which is related and managed by President, Control Shareholder and Director Jianfeng Ding. Flurida Appliances has the right to sell these products throughout the whole world except China. Flurida Appliance plans initially to start selling to U.S market, then at some undetermined date in the future possibly in Canada, South American, then Europe.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Flurida Group, Inc.

Dated: February 2, 2016	By:	/s/ Jianfeng Ding
Jianfeng Ding
Chief Executive Officer